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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 20, 2003

                                  BIOGEN, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       MASSACHUSETTS                   0-12042                  04-3002117
(STATE OR OTHER JURISDICTION         (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

                            FOURTEEN CAMBRIDGE CENTER
                         CAMBRIDGE, MASSACHUSETTS 02142
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                                 (617) 679-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 20, 2003, the Registrant publicly disseminated a press release announcing that the Registrant has decided to withdraw its application for approval of AMEVIVE(R) (alefacept) for psoriasis in the European Union because the Committee for Proprietary Medicinal Products, the scientific advisory body of the European Medicines Evaluation Agency, determined that more clinical information is needed to approve the product. The information contained in the press release is incorporated herein by reference and filed as Exhibit
99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     The Registrant's Press Release dated February 20, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BIOGEN, INC.

                                    By:/s/ Anne Marie Cook
                                    -----------------------------------------
                                       Anne Marie Cook
                                       Vice President,Chief Corporate Counsel

                                       Dated: February 24, 2003

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                                  EXHIBIT INDEX

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Exhibit Number    Description
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
99.1              The Registrant's Press Release dated February 20, 2003
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